UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 4, 2007

CONNECTED MEDIA TECHNOLOGIES, INC
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)
000-18689 06-1238435
(Commission File Number) (IRS Employer Identification No.)

80 S.W. 8th Street
Suite 2230
Miami, Florida 33130
(Address of Principal Executive Offices)

(786) 425-0028
(Registrant’s Telephone Number, Including Area Code)

TRUST LICENSING, INC.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

    On May 4, 2007, Mr. Jeffrey W. Sass, the CEO, of the Registrant resigned as CEO and as an employee of the Registrant effective immediately. He remains as a Director of the Registrant, and will be available as a consultant. The reason for the resignation was to pursue other opportunities that were available to him.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNECTED MEDIA TECHNOLOGIES, INC.
                                            (Registrant)

By: /s/ Isidro Gonzalez
Isidro Gonzalez, President and
Chief Executive Officer

DATED: May 8, 2007